Exhibit 10.1

SPECIFIED REFINANCING AMENDMENT AND AMENDMENT NO. 13 dated as of October 1, 2020 (this “Agreement”), related to the Fourth Amended and Restated Credit Agreement dated as of August 5, 2016 (as amended by that certain Amendment No. 11 dated as of October 4, 2016, that certain Incremental Assumption Agreement dated as of October 7, 2016, that certain Incremental Assumption Agreement dated as of February 7, 2017, that certain Amendment No. 12 dated as of August 4, 2020 and as further amended, supplemented or modified prior to the date hereof, the “Existing Credit Agreement”; and as amended by this Agreement, the “Amended Credit Agreement”), by and among Reynolds Group Holdings Inc. (“RGHI”), Pactiv LLC, Evergreen Packaging LLC (formerly Evergreen Packaging Inc.), Pactiv Evergreen Inc. (formerly Reynolds Group Holdings Limited) (“Holdings”), the Guarantors party thereto from time to time, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

A.                Pursuant to Section 2.25 of the Existing Credit Agreement, Holdings and the U.S. Borrowers have requested that the Persons set forth on Schedule I(a) hereto (the “Tranche B-2 U.S. Term Lenders”) commit to make Specified Refinancing Term Loans to the U.S. Borrowers in an aggregate principal amount not in excess of $1,250,000,000 (the “Tranche B-2 U.S. Term Loans”) in the form of a new tranche of Dollar-denominated term loans. The proceeds of the Tranche B-2 U.S. Term Loans will be used to prepay on the Amendment No. 13 Effective Date (as defined below) a portion of the U.S. Term Loans outstanding under the Existing Credit Agreement and, at the election of Holdings, to finance all or a portion of the fees, premiums, expenses and other transaction costs incurred in connection with the foregoing.

B.                 Pursuant to Section 2.25 of the Existing Credit Agreement, Holdings and the Revolving Borrowers have requested that the Persons set forth on Schedule I(b) hereto (the “New Revolving Credit Lenders”) commit to provide a Specified Refinancing Revolving Facility to the Revolving Borrowers in an aggregate amount of $250,000,000 (the commitments of the New Revolving Credit Lenders thereunder, “New Revolving Credit Commitments” and the loans made pursuant thereto, “New Revolving Loans”).

C.                 The Tranche B-2 U.S. Term Lenders are willing to make the Tranche B-2 U.S. Term Loans to the U.S. Borrowers, and the New Revolving Credit Lenders are willing to provide the New Revolving Credit Commitments to the Revolving Borrowers, in each case, on the terms set forth herein and in the Amended Credit Agreement and subject to the conditions set forth herein.

D.                As described in the Registration Statement on Form S-1 (as amended on or prior to the date hereof, the “Form S-1”) filed by Holdings with the Securities and Exchange Commission, Holdings consummated an initial public offering of common stock of Holdings (the “IPO”) on September 21, 2020 and Holdings intends to issue and sell senior secured notes in an aggregate principal amount of $1,000,000,000 on the Amendment No. 13 Effective Date (the “Notes Offering”). The proceeds of any such Notes Offering shall be used, in part, to prepay U.S. Term Loans outstanding under the Existing Credit Agreement and to pay the fees, premiums and expenses incurred in connection with the 2020 Transactions (as defined below). Any such Notes Offering and the application of any proceeds thereof, the borrowing of the Tranche B-2 U.S. Term Loans and the application of the proceeds thereof, the establishment of the New Revolving Credit Commitments, the execution, delivery and performance by the Loan Parties of this Agreement and the payment of fees and expenses incurred in connection with the foregoing are collectively referred to herein as the “2020 Transactions”.

E.                 Capitalized terms used but not defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. The rules of construction set forth in Section 1.02 of the Amended Credit Agreement shall apply to this Agreement as if the references in such Section to “this Agreement” or “herein” were to this Agreement. This Agreement shall be a “Loan Document” and a “Specified Refinancing Amendment” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 2. Tranche B-2 U.S. Term Loans. (a) Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each Tranche B-2 U.S. Term Lender agrees, severally and not jointly, to make, on the Amendment No. 13 Effective Date, a Tranche B-2 U.S. Term Loan to the U.S. Borrowers in Dollars and in an aggregate principal amount not to exceed the amount set forth next to such Tranche B-2 U.S. Term Lender’s name on Schedule I(a) (the “Tranche B-2 Term Loan Commitments”).

(b) Except as otherwise expressly set forth in this Agreement, from and after the making of the Tranche B-2 U.S. Term Loans on the Amendment No. 13 Effective Date, the provisions of the Amended Credit Agreement and the other Loan Documents applicable to U.S. Term Loans shall apply to the Tranche B-2 U.S. Term Loans. Effective as of the Amendment No. 13 Effective Date, all U.S. Term Loans outstanding under the Existing Credit Agreement that are not Tranche B-2 U.S. Term Loans shall be redesignated as “Tranche B-1 U.S. Term Loans” and each Lender holding Tranche B-1 U.S. Term Loans shall be redesignated as a “Tranche B-1 U.S. Term Lender” thereunder.

(c) The Tranche B-2 Term Loan Commitments of each Tranche B-2 U.S. Term Lender shall automatically terminate upon the making of the Tranche B-2 U.S. Term Loans by such Tranche B-2 U.S. Term Lender on the Amendment No. 13 Effective Date.

(d) Unless the context shall otherwise require, (i) the Tranche B-2 U.S. Term Loans shall constitute “Specified Refinancing Term Loans”, “Tranche B-2 U.S. Term Loans”, “Term Loans” and “Loans” and (ii) the Tranche B-2 U.S. Term Lenders shall constitute “U.S. Term Lenders” and “Lenders”, in each case, for all purposes of the Amended Credit Agreement and the other Loan Documents.

(e) The proceeds of the Tranche B-2 U.S. Term Loans are to be used solely for the purposes set forth in Recital A of this Agreement.

SECTION 3. Revolving Credit Commitments. (a) Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, effective as of the Amendment No. 13 Effective Date, (i) each New Revolving Credit Lender agrees, severally and not jointly, to provide a New Revolving Credit Commitment to the Revolving Borrowers in an amount equal to the amount set forth opposite its name on Schedule I(b) hereto and (ii) each New Revolving Credit Lender agrees, severally and not jointly, that it shall have an L/C Commitment (the “New L/C Commitments”) in an amount equal to the amount set forth opposite its name on Schedule I(b) hereto.

(b) The New Revolving Credit Commitments, the New Revolving Loans and the New L/C Commitments shall have the terms set forth in the Amended Credit Agreement for Revolving Credit Commitments, Revolving Loans and L/C Commitments, respectively. From and after the Amendment No. 13 Effective Date, references in the Amended Credit Agreement to the Revolving Credit Commitments, Revolving Loans, L/C Commitments and Revolving Credit Lenders shall mean the New Revolving Credit Commitments, the New Revolving Loans, the New L/C Commitments and the New Revolving Credit Lenders, respectively.

(c) On the Amendment No. 13 Effective Date, each existing Letter of Credit issued under the Existing Credit Agreement shall, without need for any further action by the Borrowers or any other person, be deemed to be a Letter of Credit issued pursuant to the New Revolving Credit Commitments under the Amended Credit Agreement for all purposes thereof.

SECTION 4. Amendments to Existing Credit Agreement.  Effective as of the Amendment No. 13 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Amendment No. 13” shall mean Specified Refinancing Amendment and Amendment No. 13 dated as of October 1, 2020, to this Agreement.

“Amendment No. 13 Effective Date” shall have the meaning assigned to such term in Amendment No. 13.

“Benchmark Rate” shall mean the LIBO Rate or the EURIBO Rate, as applicable.

“Benchmark Replacement” shall mean the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and Holdings giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the Benchmark Rate for syndicated credit facilities denominated in the applicable currency and (b) the Benchmark Replacement Adjustment; provided that if the Benchmark Replacement as so determined would be less than 0.00% per annum, the Benchmark Replacement will be deemed to be 0.00% per annum for the purposes of this Agreement.

“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of any Benchmark Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and Holdings giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the applicable Benchmark Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the applicable Benchmark Rate with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable currency at such time.

“Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, to the definition of “Interest Period”, to timing and frequency of determining rates and to making payments of interest and other administrative matters) as may be mutually agreed by the Administrative Agent and Holdings as are necessary to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with this Agreement with the prior written consent of Holdings, not to be unreasonably withheld, delayed or conditioned).

“Benchmark Replacement Date” shall mean the earlier to occur of the following events with respect to any Benchmark Rate:

(a) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the applicable Benchmark Rate permanently or indefinitely ceases to provide such Benchmark Rate; or

(b) in the case of clause (3) of the definition of “Benchmark Transition Event”, the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to any Benchmark Rate:

(1) a public statement or publication of information by or on behalf of the administrator of the applicable Benchmark Rate announcing that such administrator has ceased or will cease to provide such Benchmark Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark Rate;

(2) a public statement or publication of information by the regulatory supervisor for the administrator of any Benchmark Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for any Benchmark Rate, a resolution authority with jurisdiction over the administrator for any Benchmark Rate or a court or an entity with similar insolvency or resolution authority over the administrator for any Benchmark Rate, which states that the administrator of such Benchmark Rate has ceased or will cease to provide such Benchmark Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark Rate; or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of any Benchmark Rate announcing that such Benchmark Rate is no longer representative.

“Benchmark Transition Start Date” shall mean (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to Holdings, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” shall mean, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to any Benchmark Rate and solely to the extent that such Benchmark Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the applicable Benchmark Rate for all purposes hereunder in accordance with Section 2.08 and (y) ending at the time that a Benchmark Replacement has replaced the applicable Benchmark Rate for all purposes hereunder pursuant to Section 2.08.

“BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” shall mean any of the following:

(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” shall have the meaning assigned to such term in Section 9.27.

“Default Right” shall mean the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Early Opt-in Election” shall mean the occurrence of:

(1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to Holdings) that the Required Lenders have determined that syndicated credit facilities denominated in the applicable currency being executed at such time, or that include language similar to that contained in Section 2.08 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace any applicable Benchmark Rate, and

(2) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to Holdings and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.

“Federal Reserve Bank of New York’s Website” shall mean the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“QFC” shall mean the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” shall have the meaning assigned to such term in Section 9.27.

“Reference Debt” shall mean any Term Loans, Senior Secured Notes and/or Senior Unsecured Notes with a scheduled maturity date earlier than November 1, 2024.

“Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day shall mean the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“Springing Maturity Date” shall mean the 91st day prior to the scheduled maturity date of any applicable Reference Debt.

“Supported QFC” shall have the meaning assigned to such term in Section 9.27.

“Term SOFR” shall mean the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Tranche B-1 U.S. Term Lender” shall mean a Lender with a Tranche B-1 U.S. Term Loan.

“Tranche B-1 U.S. Term Loan Maturity Date” shall mean February 5, 2023.

“Tranche B-1 U.S. Term Loans” shall mean the U.S. Term Loans made prior to the Amendment No. 13 Effective Date that were designated as “Tranche B-1 U.S. Term Loans” pursuant to Amendment No. 13. As of the Amendment No. 13 Effective Date and after giving effect to any prepayment thereof with the proceeds of the Tranche B-2 U.S. Term Loans and the proceeds of the Notes Offering (as defined in Amendment No. 13), the aggregate outstanding principal amount of Tranche B-1 U.S. Term Loans is $1,206,535,777.48.

“Tranche B-2 U.S. Term Lender” shall mean a Lender with a Tranche B-2 U.S. Term Loan.

“Tranche B-2 U.S. Term Loan Maturity Date” shall mean February 5, 2026.

“Tranche B-2 U.S. Term Loans” shall mean the term loans made pursuant to Amendment No. 13 on the Amendment No. 13 Effective Date. As of the Amendment No. 13 Effective Date, the aggregate outstanding principal amount of Tranche B-2 U.S. Term Loans is $1,250,000,000.

“Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Special Resolution Regimes” shall have the meaning assigned to such term in Section 9.27.

(b) The definition of the term “Applicable Margin” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean, for any day, (a) with respect to any Eurocurrency Tranche B-1 U.S. Term Loan, 3.00% per annum (or, if the public corporate rating of Holdings then in effect from S&P is B or higher and the public corporate family rating of Holdings then in effect from Moody’s is B2 or higher, in each case with a stable outlook or better, 2.75% per annum), (b) with respect to any Eurocurrency Tranche B-2 U.S. Term Loan, 3.25% per annum, (c) [reserved], (d) with respect to any Daily Rate Tranche B-1 U.S. Term Loan, 2.00% per annum (or, if the public corporate rating of Holdings then in effect from S&P is B or higher and the public corporate family rating of Holdings then in effect from Moody’s is B2 or higher, in each case with a stable outlook or better, 1.75% per annum), (e) with respect to any Daily Rate Tranche B-2 U.S. Term Loan, 2.25% per annum, (f) [reserved], (g) with respect to any Eurocurrency Revolving Loan, 2.75% per annum and (h) with respect to any Daily Rate Revolving Loan, 1.75% per annum.

(c) The definition of the term “Class” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the words “U.S. Term Loans” therein with the words “Tranche B-1 U.S. Term Loans, Tranche B-2 U.S. Term Loans”.

(d) The last sentence of the definition of “Interest Period” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the foregoing, the Interest Period with respect to the initial borrowing of the Tranche B-2 U.S. Term Loans shall be a period commencing on the Amendment No. 13 Effective Date and ending on October 30, 2020.”

(e) The definition of the term “Revolving Credit Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Credit Maturity Date” shall mean August 5, 2024; provided that if on any Springing Maturity Date with respect to any Reference Debt that occurs prior to the then-scheduled Revolving Credit Maturity Date, the outstanding principal amount of such applicable Reference Debt exceeds $500,000,000, the Revolving Credit Maturity Date shall instead be such Springing Maturity Date.

(f) The definition of the term “U.S. Term Lender” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“U.S. Term Lender” shall mean a Tranche B-1 U.S. Term Lender or a Tranche B-2 U.S. Term Lender, or both, as the context may require.

(g) The definition of the term “U.S. Term Loan Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“U.S. Term Loan Commitment” shall mean, collectively, the “Incremental Term Loan Commitments” (as defined in Amendment No. 10) and the “Tranche B-2 Term Loan Commitments” (as defined in Amendment No. 13).

(h) The definition of the term “U.S. Term Loan Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety.

(i) The definition of the term “U.S. Term Loans” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“U.S. Term Loans” shall mean the Tranche B-1 U.S. Term Loans and the Tranche B-2 U.S. Term Loans.

(j) Section 2.03 of the Existing Credit Agreement is hereby amended by replacing the words “U.S. Term Loans” in clause (i) of the second sentence thereof with the words “Tranche B-1 U.S. Term Loans, Tranche B-2 U.S. Term Loans”.

(k) Clause (b) of Section 2.07 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) with respect to all other overdue amounts, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to (i) if such overdue amount relates to Revolving Loans, the rate that would be applicable to a Daily Rate Revolving Loan, (ii) if such overdue amount relates to Tranche B-1 U.S. Term Loans, the rate that would be applicable to a Daily Rate Tranche B-1 U.S. Term Loan and (iii) otherwise, the rate that would be applicable to a Daily Rate Tranche B-2 U.S. Term Loan, in each case, plus 2.00% per annum.”

(l) Solely with respect to the Tranche B-2 U.S. Term Loans, the New Revolving Loans and any other Loans incurred under the Amended Credit Agreement after the Amendment No. 13 Effective Date (and not, for the avoidance of doubt, with respect to the Tranche B-1 U.S. Term Loans, unless and until this Agreement (or the substance of this Section 4(l)) shall have become effective in accordance with Section 7 or otherwise shall have been approved on or after the Amendment No. 13 Effective Date by Lenders constituting the Required Lenders), Section 2.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Alternate Rate of Interest. (a) If at least two Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the EURIBO Rate for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the EURIBO Rate for the applicable currency and/or such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give written notice thereof to Holdings and the Lenders by hand delivery, facsimile or other electronic transmission as promptly as practicable thereafter and, until the Administrative Agent notifies Holdings and the Lenders that the circumstances giving rise to such notice no longer exist, which the Administrative Agent agrees promptly to do, (i) any request by a Borrower for the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and such Borrowing shall be converted to a Daily Rate Borrowing on the last day of the Interest Period applicable thereto and the utilization of the LIBO Rate component in determining the Alternate Base Rate shall be suspended and (ii) if any Borrowing Request requests a Eurocurrency Borrowing, then such Borrowing shall be made as a Daily Rate Borrowing and the utilization of the LIBO Rate component in determining the Alternate Base Rate shall be suspended; provided, however, that (x) in each case, Holdings may revoke any Borrowing Request that is pending when such notice is received and (y) if the circumstances giving rise to such notice affect only Borrowings in certain currencies, then Eurocurrency Borrowings in unaffected currencies shall be permitted to the extent otherwise permitted by this Agreement.

(b) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and Holdings may amend this Agreement to replace any Benchmark Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m., New York City time, on the fifth Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and Holdings so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of any Benchmark Rate with a Benchmark Replacement pursuant to this Section 2.08 will occur prior to the applicable Benchmark Transition Start Date.

(c) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming

Changes from time to time with the prior written consent of Holdings, not to be unreasonably withheld, delayed or conditioned.

(d) The Administrative Agent will promptly notify Holdings and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.08, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.08.

(e) Upon Holdings’ receipt of notice of the commencement of a Benchmark Unavailability Period, Holdings may revoke any request for a Borrowing of, conversion to or continuation of Eurocurrency Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Holdings will be deemed to have converted any such request into a request for a Borrowing of or conversion to Daily Rate Loans. During any Benchmark Unavailability Period, (x) the component of the Alternate Base Rate based upon the LIBO Rate will not be used in any determination of the Alternate Base Rate, (y) any request by a Borrower for the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and (z) any affected Borrowing shall be converted to a Daily Rate Borrowing on the last day of the Interest Period applicable thereto.

Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, to the extent any Tranche B-1 U.S. Term Loans are outstanding under this Agreement with respect to which the terms of this Section 2.08 do not apply, solely for purposes of determining whether the Required Lenders have taken any action contemplated by this Section 2.08 or the definition of the term “Benchmark Transition Start Date” or “Early Opt-in Election”, such Tranche B-1 U.S. Term Loans shall be disregarded in making such determination.”

(m) Section 2.11(a)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) The U.S. Borrowers shall pay to the Administrative Agent, on the last Business Day of each calendar quarter commencing with the first full calendar quarter ending after the Amendment No. 13 Effective Date, for the account of the Tranche B-2 U.S. Term Lenders, a principal amount of the Tranche B-2 U.S. Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 2.23(d)) equal to 0.25% of the aggregate principal amount of the Tranche B-2 U.S. Term Loans made on the Amendment No. 13 Effective Date.”

(n) Section 2.11(b) of the Existing Credit Agreement is hereby amended by replacing the words “the U.S. Term Loan Maturity Date” therein with the words “the Tranche B-1 U.S. Term Loan Maturity Date, the Tranche B-2 U.S. Term Loan Maturity Date”.

(o) Section 2.12(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) If, prior to the date that is six months after the Amendment No. 13 Effective Date, (i) all or any portion of the Tranche B-2 U.S. Term Loans are prepaid out of the proceeds of a substantially concurrent issuance or incurrence of secured term loans that are marketed or syndicated to banks and other institutional investors and the all-in-yield (as determined by the Administrative Agent in consultation with Holdings and in a manner consistent with generally accepted financial practice and, in any event, excluding the effect of any arrangement, structuring, syndication, commitment or other fees in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBO Rate) of such secured term loan financing is less than the yield (as determined by the Administrative Agent on the same basis) of the Tranche B-2 U.S. Term Loans or (ii) a Tranche B-2 U.S. Term Lender must assign its Tranche B-2 U.S. Term Loans pursuant to Section 2.21 as a result of its failure to consent to an amendment that would reduce (as determined by the Administrative Agent in consultation with Holdings) any of the interest rate margins (or other pricing-related terms) then in effect with respect to such Tranche B-2 U.S. Term Loans then in each case the aggregate principal amount so prepaid or assigned will be subject to a fee payable by the U.S. Borrowers equal to 1.0% of the principal amount thereof; provided that, in each case, such fee shall only be payable if the primary purpose (as determined by Holdings in good faith) of such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification was to reduce the all-in-yield of the Tranche B-2 U.S. Term Loans; provided further that this Section 2.12(e) shall not apply to any prepayment of the Tranche B-2 U.S. Term Loans upon the occurrence of a Change in Control.”

(p) Solely with respect to the Tranche B-2 U.S. Term Loans, the New Revolving Loans and any other Loans incurred under the Amended Credit Agreement after the Amendment No. 13 Effective Date (and not, for the avoidance of doubt, with respect to the Tranche B-1 U.S. Term Loans, unless and until this Agreement (or the substance of this Section 4(p)) shall have become effective in accordance with Section 7 or otherwise shall have been approved on or after the Amendment No. 13 Effective Date by Lenders constituting the Required Lenders), Section 9.20 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 9.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-

down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

The following terms shall for purposes of this Section 9.20 have the meanings set forth below:

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”

(q) Solely with respect to the Tranche B-2 U.S. Term Loans, the New Revolving Loans and any other Loans incurred under the Amended Credit Agreement after the Amendment No. 13 Effective Date (and not, for the avoidance of doubt, with respect to the Tranche B-1 U.S. Term Loans, unless and until this Agreement (or the substance of this Section 4(q)) shall have become effective in accordance with Section 7 or otherwise shall have been approved on or after the Amendment No. 13 Effective Date by Lenders constituting the Required Lenders), Article IX of the Existing Credit Agreement is hereby amended by inserting the following new Section 9.27 immediately after Section 9.26 thereof:

“SECTION 9.27. Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for secured Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

(r) The table of Revolving Credit Commitments and L/C Commitments set forth on Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule I(b) hereto.

SECTION 5. Additional Amendments to Credit Agreement. Subject to the satisfaction of the condition set forth in Section 7, the Existing Credit Agreement is hereby further amended as follows:

(a) Section 2.08 of the Existing Credit Agreement is hereby replaced by the new section set forth in Section 4(l) hereof.

(b) Section 9.20 of the Existing Credit Agreement is hereby replaced by the new section set forth in Section 4(p) hereof.

(c) Article IX of the Existing Credit Agreement is hereby amended by inserting the new section set forth in Section 4(q) hereof immediately after Section 9.26 thereof.

SECTION 6. Conditions Precedent to Borrowing of Tranche B-2 U.S. Term Loans; Effectiveness of New Revolving Credit Commitments; and Effectiveness of Agreement. The effectiveness of this Agreement, the obligations of the Tranche B-2 U.S. Term Lenders to make the Tranche B-2 U.S. Term Loans hereunder and the agreements of the New Revolving Credit Lenders to provide New Revolving Credit Commitments hereunder shall be subject to the satisfaction of the following conditions precedent (the date (which must be a Business Day) on which such conditions precedent are satisfied or waived and the Tranche B-2 U.S. Term Loans are funded being referred to herein as the “Amendment No. 13 Effective Date”):

(a) The Administrative Agent shall have received a Borrowing Request with respect to the Tranche B-2 U.S. Term Loans (which Borrowing Request may be given at any time prior to 12:00 (noon), New York City time, on the Business Day immediately prior to the Amendment No. 13 Effective Date).

(b) The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) each Loan Party, (ii) the Administrative Agent, (iii) each Tranche B-2 U.S. Term Lender and (iv) each New Revolving Credit Lender.

(c) Subject to the Agreed Security Principles, on the Amendment No. 13 Effective Date, each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Amended Credit Agreement shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of Holdings; provided that, for purposes of determining the satisfaction of the condition set forth in paragraph (b) of Section 4.01 of the Amended Credit Agreement, each reference in the representation set forth in Section 3.22 of the Amended Credit Agreement to the 2016 Restatement Transactions and the 2016 Restatement Date shall be deemed to be a reference to the 2020 Transactions and the Amendment No. 13 Effective Date, respectively.

(d) Subject to the Agreed Security Principles, the Administrative Agent shall have received legal opinions, corporate authorizations and closing certificates (similar in type to those described in clauses (i), (ii), (iii) and (iv) of Section 4.02(c) of the Original Credit Agreement) reasonably requested by the Administrative Agent for each Loan Party.

(e) The Administrative Agent shall have received (i) pursuant to Section 2.12 of the Existing Credit Agreement, a notice of prepayment with respect to the U.S. Term Loans to be prepaid on the Amendment No. 13 Effective Date and (ii) pursuant to Section 2.09(b)

of the Existing Credit Agreement, a notice of termination of all Revolving Credit Commitments outstanding thereunder.

(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 13 Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

(g) The Bank of New York Mellon, in its capacity as Collateral Agent, and each Loan Party shall have executed and delivered to the Administrative Agent a reaffirmation agreement (the “Reaffirmation Agreement”), substantially in the form attached hereto as Exhibit A, and other amendments, supplements and confirmations of existing Loan Documents reasonably requested by the Administrative Agent (it being understood that the documentation required to be delivered shall, in any event, be no more onerous to Holdings and the Subsidiaries than the documentation required to be delivered in connection with the 2017 Incremental Term Loan Transactions), in each case subject to the Agreed Security Principles and with any modifications necessary to reflect the 2020 Transactions and such other modifications that are reasonably satisfactory to Holdings and the Administrative Agent.

SECTION 7. Conditions Precedent to Additional Amendments to Credit Agreement. The amendments to the Existing Credit Agreement set forth in Section 5 hereof shall become effective on the date (the “Additional Amendments Effective Date”) on which the Administrative Agent shall have received counterparts of this Agreement that, when taken together with the Tranche B-2 U.S. Term Lenders and the New Revolving Credit Lenders, bear the signatures of Lenders constituting the Required Lenders as of such date (determined after giving effect to the 2020 Transactions, including the termination of the Revolving Credit Commitments and the prepayment of U.S. Term Loans under the Existing Credit Agreement on the Amendment No. 13 Effective Date), provided that the occurrence of the Amendment No. 13 Effective Date shall be a condition precedent to the effectiveness of the amendments to the Amended Credit Agreement set forth in Section 5.

SECTION 8. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent and each of the Lenders (including the Tranche B-2 U.S. Term Lenders and the New Revolving Credit Lenders), with respect to itself, that, as of the Amendment No. 13 Effective Date, this Agreement has been duly authorized, executed and delivered by such Loan Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms.

SECTION 9. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agents under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in any Loan Document to the Amended Credit Agreement shall be deemed to refer without further amendment to the Amended Credit Agreement as modified hereby.

SECTION 10. Consent. Each Loan Party hereby consents to this Agreement and the transactions contemplated hereby.

SECTION 11. Post-Effective Matters. Within the time periods set forth in Schedule II or such later date as may be agreed by the Administrative Agent in its sole discretion, the Loan Parties identified on Schedule II shall enter into, subject to the Agreed Security Principles, all agreements and do all things required to be entered into and done by them as set forth in Schedule II, with each such required agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 12. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

SECTION 13. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement. Each of the parties to this Agreement represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 14. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN

SECTION 16. INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

SECTION 17. Jurisdiction; Consent to Service of Process. (a) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agents or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower, Holdings or their respective properties in the courts of any jurisdiction.

(b) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably, to the extent permitted under applicable law, consents to service of process in the manner provided for notices in Section 9.01 of the Amended Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 18. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS INC.

by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

BLUE RIDGE HOLDING LLC

by
/s/ Mark Lightfoot
Name: Mark Lightfoot
Title: Vice President, Secretary and General Counsel

BLUE RIDGE PAPER PRODUCTS LLC
by
/s/ Mark Lightfoot
Name: Mark Lightfoot
Title: Vice President, Secretary and General Counsel

EVERGREEN PACKAGING LLC
by
/s/ Mark Lightfoot
Name: Mark Lightfoot
Title: Vice President, Secretary and General Counsel

BRPP, LLC
by
/s/ Mark Lightfoot
Name: Mark Lightfoot
Title: Vice President, Secretary and General Counsel

[Signature Page to Amendment No. 13]

CLOSURE SOLUTIONS HOLDINGS LLC
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

EVERGREEN PACKAGING INTERNATIONAL LLC
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

GEC PACKAGING TECHNOLOGIES LLC
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

PACTIV EUROPE SERVICES LLC
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

PACTIV LLC
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

[Signature Page to Amendment No. 13]

PACTIV MANAGEMENT COMPANY LLC

by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

PACTIV PACKAGING INC.
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

pca west inc.
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

pei holdings company llc
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

reynolds group co-issuer llc

by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

[Signature Page to Amendment No. 13]

PACTIV EVERGREEN INC.

by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

REYNOLDS GROUP Issuer inc.
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

REYNOLDS GROUP Issuer llc
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

reynolds packaging international llc
by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

reynolds services inc.

by
/s/ Steve R. Karl
Name: Steve Karl
Title: Vice President, Secretary and General Counsel

[Signature Page to Amendment No. 13]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent by
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory
by
/s/ Vito Cotoia
Name: Vito Cotoia
Title: Authorized Signatory

[Signature Page to Amendment No. 13]

SIGNATURE PAGE TO SPECIFIED REFINANCING AMENDMENT AND AMENDMENT NO. 13 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATED TO THE REYNOLDS GROUP HOLDINGS INC. FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Name of Lender:	HSBC Bank USA, N.A.

by:	/s/ Adam Headley
	Name:	Adam Headley
	Title:	Managing Director

 For any Lender requiring a second signature line:

by:

Name:
Title:

SIGNATURE PAGE TO SPECIFIED REFINANCING AMENDMENT AND AMENDMENT NO. 13 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATED TO THE REYNOLDS GROUP HOLDINGS INC. FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Name of Lender:	CITIBANK, N.A.

by:	/s/ David Jaffe
	Name:	David Jaffe
	Title:	Vice President

SIGNATURE PAGE TO SPECIFIED REFINANCING AMENDMENT AND AMENDMENT NO. 13 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATED TO THE REYNOLDS GROUP HOLDINGS INC. FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Name of Lender:	COOPERATIEVE RABOBANK, U.A., NEW YORK BRANCH

by:	/s/ Shane Koonce
	Name:	Shane Koonce
	Title:	Executive Director

 For any Lender requiring a second signature line:

by:
/s/ Timothy J. Devan
	Name:	Timothy J. Devan
	Title:	Executive Director

SCHEDULE I(a)

Tranche B-2 U.S. Term Lenders

Tranche B-2 U.S. Term Lenders	Tranche B-2 Term Loan Commitments
Credit Suisse AG, Cayman Islands Branch	$1,250,000,000
TOTAL	$1,250,000,000

SCHEDULE I(b)

Revolving Credit Commitments and L/C Commitments

Lender	Revolving Credit Commitment	L/C Commitment
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$100,000,000	$105,000,000
HSBC Bank USA, N.A.	$85,000,000	$45,000,000
CITIBANK, N.A.	$35,000,000	—
Coöperatieve Rabobank U.A., NEW YORK BRANCH	$30,000,000	—
TOTAL	$250,000,000	$150,000,000

SCHEDULE II

Post-Effectiveness Matters

Holdings shall deliver, or cause to be delivered, within 180 days after the Amendment No. 13 Effective Date (or such later date as the Administrative Agent in its sole, but reasonable, discretion may permit), with respect to (i) each Mortgage encumbering a Mortgaged Property located in the United States of America, and to the extent reasonably requested by the Administrative Agent (x) an amendment, amendment and restatement, or supplement thereto (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect the lien securing the Bank Obligations under the Amended Credit Agreement, including the Tranche B-2 U.S. Term Loans and the New Revolving Credit Commitments and the extensions of credit thereunder, and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, (y) opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment and (z) a date-down and mortgage modification endorsement to each policy of title insurance insuring the interest of the mortgagee or beneficiary, as the case may be, with respect to such Mortgages, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent in connection with that certain Incremental Assumption Agreement dated as of February 7, 2017, except for those changes necessary to reflect the 2020 Transactions, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent and (ii) with respect to each Mortgaged Property not currently subject to a Mortgage, such Mortgages, legal opinions regarding the enforceability of each such Mortgage, title insurance policies and other instruments, certificates, documents and agreements as may be reasonably requested by the Administrative Agent or any Collateral Agent, all subject to and in compliance with Section 5.12 of the Amended Credit Agreement.

Holdings shall deliver, or cause to be delivered, within 60 days after the Amendment No. 13 Effective Date (or such later date as the Administrative Agent in its sole, but reasonable, discretion may permit), stock certificates and instruments of transfer representing 65% of Evergreen Packaging Canada Limited.

EXHIBIT A

Form of Reaffirmation Agreement

[To be attached]

REAFFIRMATION AGREEMENT, dated as of October 1, 2020 (this “Agreement”), among (a) Pactiv Evergreen Inc. (formerly Reynolds Group Holdings Limited) (“Holdings”), (b) Reynolds Group Holdings Inc., Pactiv LLC and Evergreen Packaging LLC (formerly Evergreen Packaging Inc.) (collectively, the “Borrowers”), (c) Reynolds Group Issuer LLC and Reynolds Group Issuer Inc. (together, the “Issuers”), (d) the Grantors listed on Schedule A hereto (the “Reaffirming Parties”), (e) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (f) The Bank of New York Mellon, as trustee under the June 2016 Senior Secured Notes Indenture (as defined below) (in such capacity, the “June 2016 Trustee”), (g) The Bank of New York Mellon, as collateral agent (the “Collateral Agent”) under the First Lien Intercreditor Agreement (as defined below) and (h) Wilmington Trust, National Association., as trustee under the 2020 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2020 Trustee”).

A.                The Administrative Agent, The Bank of New York Mellon, as trustee under an indenture dated as of November 5, 2009, the Collateral Agent and the Reaffirming Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and that certain Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement, the Credit Agreement, or the Amendment (as defined below), as applicable.

B.                 Pursuant to the Specified Refinancing Amendment and Amendment No. 13, dated as of the date hereof (the “Amendment”), related to the Fourth Amended and Restated Credit Agreement dated as of August 5, 2016, among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Borrowers have, on the date hereof, obtained New Revolving Credit Commitments and borrowed Tranche B-2 U.S. Term Loans (each as defined in the Amendment) pursuant to the Amendment (the “2020 Term Loan Transactions”).

C.                 The Issuers, Reynolds Group Co-Issuer LLC (formerly Reynolds Group Issuer (New Zealand) Limited and Reynolds Group Issuer (Luxembourg) S.A.), certain guarantors, the Collateral Agent, the June 2016 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of June 27, 2016 (as amended or supplemented prior to the date hereof, the “June 2016 Senior Secured Notes Indenture”), pursuant to which the Issuers and Reynolds Group Co-Issuer LLC issued certain debt securities. On June 27, 2016, in connection with such issuance, the June 2016 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

D.                The Issuers, certain guarantors, the Collateral Agent and Wilmington Trust, National Association, as trustee, among others, have entered into an Indenture dated as of the date hereof (the “2020 Senior Secured Notes Indenture”), pursuant to which the Issuers issued the 4.000% Senior Secured Notes due 2027 (the “2020 Senior Secured Notes”); and in connection with such issuance, the 2020 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

E.                 Pursuant to the Supplement No. 46, dated as of September 17, 2020, among Holdings, PEI Holdings Company LLC, Reynolds Group Co-Issuer LLC, Closure Solutions Holdings LLC, Evergreen Packaging International LLC, Reynolds Packaging International LLC (collectively, the “New Grantors”) and the Collateral Agent in relation to the Collateral Agreement, dated as of November 5, 2009, among the Borrowers, the Issuers, the other grantors party thereto and the Collateral Agent, the New Grantors became U.S. Grantors under the Collateral Agreement (the “Collateral Agreement Accession”).

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

SECTION 1. Reaffirmation. (a) Each Reaffirming Party (i) agrees that, notwithstanding the issuance of the 2020 Senior Secured Notes and/or the effectiveness of the Amendment or consummation of the 2020 Term Loan Transactions, each of the Security Documents (as each may have been amended, restated, supplemented, modified and/or confirmed on or prior to the date hereof) set forth or otherwise referenced on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to (x) the “Secured Obligations” as defined in the 2020 Senior Secured Notes Indenture, which have been designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement (the “Secured Notes Designation”) and (y) any additional Bank Obligations arising as a result of the 2020 Term Loan Transactions, which shall, from and after the date hereof, be considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement.

(b) Each Reaffirming Party hereby (i) ratifies and affirms the Amendment and the 2020 Term Loan Transactions, (ii) agrees that, notwithstanding the effectiveness of the Amendment, its guarantee provided pursuant to Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself) as provided in the Loan Documents (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including any additional Bank Obligations arising as a result of the 2020 Term Loan Transactions.

(c) Each of the Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, (i) the “Secured Obligations” (as defined in the 2020 Senior Secured Notes Indenture) and all additional Bank Obligations arising as a result of the 2020 Term Loan Transactions (A) constitute “Obligations” and “Secured Liabilities” and (B) are secured by the “Collateral” described in each such Reaffirmed Security Document and (ii) no further filings or recording need to be made, or other action need to be taken, by such

Reaffirming Party in order to maintain the perfection of the security interest created by the Reaffirmed Security Documents.

(d) Each of the Reaffirming Parties hereby acknowledges and agrees that, pursuant to the Collateral Agreement Accession, each New Grantor is a U.S. Grantor (as defined in the Collateral Agreement) under the Collateral Agreement with the same force and effect as if originally named therein as a U.S. Grantor (as defined in the Collateral Agreement).

ARTICLE II

Representations and Warranties

SECTION 1. Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be in good standing could not reasonably be expected to result in a Material Adverse Effect and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.

SECTION 2. Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.

SECTION 3. Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.

SECTION 4. Grantors. Holdings hereby represents and warrants as of the date hereof that the Reaffirming Parties hereto constitute all of the Grantors under the Credit Agreement and the First Lien Intercreditor Agreement existing immediately prior to the date hereof.

ARTICLE III

Miscellaneous

SECTION 1. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement, as supplemented by the Joinder Agreement dated as of the date hereof (the “2020 Joinder”), and as provided in Section 7 of the 2020 Joinder.

SECTION 2. Loan Document and Note Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and a Note Document pursuant to the June 2016 Senior Secured Notes Indenture and the 2020 Senior Secured Notes Indenture and shall be construed, administered and applied in accordance with the terms of the Credit Agreement, the June 2016 Senior Secured Notes Indenture and the 2020 Senior Secured Notes Indenture, as applicable.

SECTION 3. Effectiveness. This Agreement shall become effective on the date when copies hereof, which when taken together bear the signatures of each Reaffirming Party, the Collateral Agent, the Administrative Agent, the June 2016 Trustee and the 2020 Trustee, shall have been received by the Collateral Agent, the Administrative Agent, the June 2016 Trustee and the 2020 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

SECTION 4. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Credit Document or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Credit Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Credit Document from any of its obligations and liabilities thereunder. Each of the Credit Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.

SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Credit Document, all of which shall continue in full force and effect.

SECTION 7. Rights of the Collateral Agent. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agent under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.

SECTION 8. Rights of the 2020 Trustee. Wilmington Trust, National Association is entering into this Agreement solely in its capacity as 2020 Trustee under the 2020 Senior Secured Notes Indenture and not in its individual or corporate capacity. In acting hereunder, the 2020 Trustee shall have of the rights, privileges and immunities of the Trustee set forth in the 2020 Senior Secured Notes Indenture and the other Note Documents (as defined in the 2020 Senior Secured Notes Indenture), whether or not expressly set forth herein

SECTION 9. Post-Effective Matters. Within the time periods set forth in Schedule C or such later date as may be agreed by the Administrative Agent in its sole discretion, the Loan Parties identified on Schedule C shall enter into, subject to the Agreed Security Principles, all agreements and do all things required to be entered into and done by them as set forth in Schedule C, with each such required agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 10. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing

SECTION 12. also applies to any amendment, extension or renewal of this Agreement. Each of the parties to this Agreement represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party's constitutive documents.

[remainder of page intentionally blank; signature page is next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

each of the reaffirming parties listed on schedule D-1 hereto,

By:
/s/ Mark Lightfoot
Name: Mark Lightfoot
Title: Vice President, Secretary and General Counsel

each of the reaffirming parties listed on schedule D-2 hereto,

By:
/s/ Steven R. Karl
Name: Steven Karl
Title: Vice President, Secretary and General Counsel

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

by
/s/ Vito Cotoia
Name: Vito Cotoia
Title: Authorized Signatory

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

the bank of new york mellon, in its capacity as Collateral Agent,

By:
/s/ Shannon Matthews
Name: Shannon Matthews
Title: Agent

The Bank of New York Mellon, in its capacity as June 2016 Trustee,

By:
/s/ Shannon Matthews
Name: Shannon Matthews
Title: Agent

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

WILMINGTON TRUST, National association., in its capacity as 2020 Trustee,
By:
/s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

SCHEDULE A

TO REAFFIRMATION AGREEMENT

List of the Reaffirming Parties

JURISDICTION	ENTITY
UNITED STATES

Blue Ridge Holding LLC

Blue Ridge Paper Products LLC
BRPP, LLC

Closure Solutions Holdings LLC (formerly Closure Solutions Holdings Limited)

Evergreen Packaging LLC

Evergreen Packaging International LLC (formerly Evergreen Packaging International Limited)

GEC Packaging Technologies LLC

Pactiv Europe Services LLC

Pactiv Evergreen Inc. (formerly Reynolds Group Holdings Limited)

Pactiv LLC

Pactiv Management Company LLC

Pactiv Packaging Inc.

PCA West Inc

PEI Holdings Company LLC (formerly PEI Holdings Company)

Reynolds Group Co-Issuer LLC (formerly Reynolds Group Issuer (New Zealand) Limited)

Reynolds Group Holdings Inc.

Reynolds Group Issuer Inc.

Reynolds Group Issuer LLC

Reynolds Packaging International LLC (formerly Reynolds Packaging International Limited)

Reynolds Services Inc.

SCHEDULE B

TO REAFFIRMATION AGREEMENT

List of the Reaffirmed Security Documents

Collateral Agent: The Bank of New York Mellon

JURISDICTION	DOCUMENTS
UNITED STATES

U.S. Collateral Agreement, dated as of November 5, 2009, as amended, restated, amended and restated, supplemented or modified from time to time, among Pactiv Evergreen Inc. (formerly Reynolds Group Holdings Limited), Reynolds Group Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., each Subsidiary of Holdings (as defined therein) from time to time party thereto and The Bank of New York Mellon, as Collateral Agent.

Any Patent, Copyright or Trademark Agreement in effect on the date hereof with respect to any U.S. Grantor listed in Schedule A hereto.

SCHEDULE C

TO REAFFIRMATION AGREEMENT

Post-Effectiveness Matters

Holdings shall deliver, or cause to be delivered, to The Bank of New York Mellon, in its capacity as Collateral Agent, within 180 days after the Amendment No. 13 Effective Date (or such later date as the Administrative Agent in its sole, but reasonable, discretion may permit), with respect to (i) each Mortgage encumbering a Mortgaged Property located in the United States of America, and to the extent reasonably requested by the Administrative Agent (A) an amendment, amendment and restatement, or supplement thereto (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect the lien securing (1) the Bank Obligations under the Credit Agreement, including the Tranche B-2 U.S. Term Loans and the New Revolving Credit Commitments and the extensions of credit thereunder and (2) the Secured Obligations, as defined in each of the 2020 Senior Secured Notes Indenture and the June 2016 Senior Secured Notes Indenture, and, in each case, to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, (B) opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment and (C) a date-down and mortgage modification endorsement to each policy of title insurance insuring the interest of the mortgagee or beneficiary, as the case may be, with respect to such Mortgages, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent in connection with that certain Incremental Assumption Agreement dated as of February 7, 2017, except for those changes necessary to reflect the 2020 Term Loan Transactions and the issuance of the 2020 Senior Secured Notes, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent and (ii) with respect to each Mortgaged Property not currently subject to a Mortgage, such Mortgages, legal opinions regarding the enforceability of each such Mortgage, title insurance policies and other instruments, certificates, documents and agreements as may be reasonably requested by the Administrative Agent or any Collateral Agent, all subject to and in compliance with Section 5.12 of the Credit Agreement.

Holdings shall deliver, or cause to be delivered, to The Bank of New York Mellon, in its capacity as Collateral Agent, within 60 days after the date hereof (or such later date as the Administrative Agent in its sole, but reasonable, discretion may permit), stock certificates and instruments of transfer representing 65% of Evergreen Packaging Canada Limited.

SCHEDULE D-1

TO REAFFIRMATION AGREEMENT

Reaffirming Entities (Mark Lightfoot)

1.   Blue Ridge Holding LLC

2.   Blue Ridge Paper Products

3.   Evergreen Packaging LLC

4.   BRPP, LLC

SCHEDULE D-2

TO REAFFIRMATION AGREEMENT

Reaffirming Entities (Steven Karl)

1.	Closure Solutions Holdings LLC (formerly Closure Solutions Holdings Limited)

2.	Evergreen Packaging International LLC (formerly Evergreen Packaging International Limited)

3.	GEC Packaging Technologies LLC

4.	Pactiv Europe Services LLC

5.	Pactiv Evergreen Inc. (formerly Reynolds Group Holdings Limited)

6.	Pactiv LLC

7.	Pactiv Management Company LLC

8.	Pactiv Packaging Inc.

9.	PCA West Inc

10.	PEI Holdings Company LLC (formerly PEI Holdings Company)

11.	Reynolds Group Co-Issuer LLC (formerly Reynolds Group Issuer (New Zealand) Limited)

12.	Reynolds Group Holdings Inc.

13.	Reynolds Group Issuer Inc.

14.	Reynolds Group Issuer LLC

15.	Reynolds Packaging International LLC (formerly Reynolds Packaging International Limited)

16.	Reynolds Services Inc.